GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
1.	GENERAL

Ship Finance International Limited ("Ship Finance" or the "Company"), a publicly listed company on the New York Stock Exchange (ticker SFL), was incorporated in Bermuda in October 2003 as a subsidiary of Frontline Ltd. ("Frontline") for the purpose of acquiring a fleet of crude oil tankers from Frontline. Since then, in addition to tankers acquired from Frontline, the Company has acquired vessels of other types, in line with its strategy to expand and diversify. As of December 31, 2011, the Company owned 20 very large crude oil carriers ("VLCCs"), eight Suezmax crude oil carriers, five oil/bulk/ore carriers ("OBOs"), four Supramax drybulk carriers, two Handysize drybulk carriers, nine container vessels, one jack-up drilling rig, three ultra-deepwater drilling units, six offshore supply vessels and two chemical tankers. The above includes the Suezmax tankers Glorycrown and Everbright, which are subject to sales-type lease agreements, and three non-double hull VLCCs, the sales of which have also been agreed. The three ultra-deepwater drilling units referred to above are owned by wholly-owned subsidiaries of the Company that are accounted for using the equity method (see Note 15).  Two further wholly-owned subsidiaries accounted for using the equity method have chartered-in two container vessels on a long-term bareboat basis. In addition, as at December 31, 2011, the Company has contracted to acquire five Handysize drybulk carriers, one Supramax drybulk carrier, and four container vessels, all of which are newbuildings.

Since its incorporation in 2003 and public listing in 2004, Ship Finance has established itself as a leading international ship-owning and chartering company, expanding both its asset and customer base.